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                                                                    EXHIBIT 10.2
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                      STOCK PLEDGE TERMINATION AGREEMENT
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     THIS STOCK PLEDGE TERMINATION AGREEMENT dated as of May 18, 1999 (the
"Agreement") is entered into by and between Saf T Lok Incorporated, a Florida corporation ("STL") and United Safety Action, Inc., a New York corporation ("United").

     WHEREAS, STL and United entered into a Non-Exclusive Distribution and Pricing Agreement (the "Distribution Agreement") to provide for the distribution by United of certain gun locking devices manufactured by STL, subject to the terms set forth in the Distribution Agreement; and

     WHEREAS, as an inducement to United to perform its obligations under the Distribution Agreement, STL issued and delivered to United 1,000,000 shares of STL Common Stock (the "Shares") which Shares were pledged by United for the benefit of STL, pursuant to a Stock Pledge Agreement dated as of February 11, 1998 between STL and United, to secure United's obligations under the Distribution Agreement (the "Stock Pledge Agreement"); and

     WHEREAS, STL and United have entered into an Amendment and Termination of the Distribution Agreement on the date hereof terminating the Distribution Agreement, except as otherwise provided in such Amendment (the "Amendment"); and

     WHEREAS, STL and United desire to terminate the Stock Pledge Agreement in the manner set forth herein.

     NOW THEREFORE, for good and valuable consideration the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Termination. Notwithstanding anything to the contrary contained in the
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Distribution Agreement or the Stock Pledge Agreement, STL and United hereby agree to terminate the Stock Pledge Agreement subject to the express terms set forth herein, effective as of the date first set forth above. United hereby waives and relinquishes any rights to the Shares and agrees that STL shall be entitled to cancel such Shares at any time following United's execution and delivery of this Agreement and the Assignment Separate From Certificate attached as Exhibit A.1. United and STL mutually release the other from any claims that it may have arising from the issuance and delivery of the Shares and United waives all rights that it has or may be deemed to have to the Shares.

     2.  Representations and Warranties of United. United hereby represents and
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warrants to STL that it has not granted or otherwise conveyed any rights in the
Shares to any third party and further represents and warrants that neither it nor any third party has or will have
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any right in the Shares. United and STL mutually represent and warrant that each is entering into this Agreement as a further inducement for the other to enter into and execute the Amendment.

     3.  Further Assurances. United and STL agree and covenant that each will
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execute promptly such other documents and instruments as shall be requested by the other to effectuate the purposes of this Agreement, but in any event within three (3) business days of the receipt of any such request, any such request to be deemed received upon delivery by facsimile to: Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007,
Fax: (202) 965-3700, on behalf of STL, and Edward H. Burnbaum, Esquire, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42/nd/ Street, New York, New York 10017, Fax: (212) 986-2907, on behalf of United.

     4.  Assignment Separate From Certificate. Upon execution of this
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Agreement, United will execute and deliver to STL the Assignment Separate From
Certificate attached as Exhibit A-1.

     5.  Governing Law. This Agreement and any disputes or claims arising under
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this Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

     6.  Counterparts. This Agreement may be executed in counterparts, each of
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which shall be deemed an original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    SAF T LOK INCORPORATED


                                    By:   /s/ Frank Brooks
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                                    Name:  Frank Brooks
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                                    Its:   Chairman
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                                    UNITED SAFETY ACTION, INC.



                                    By:   /s/ Arthur Braun
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                                    Name:  Arthur Braun
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                                    Its:   President
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